UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

March 3, 2009

Date of Report
(Date of earliest event reported)

AutoZone, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 3, 2009, AutoZone, Inc. ("the Company") issued a press release announcing its earnings for the fiscal quarter ended February 14, 2009, which is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated March 3, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoZone, Inc.
Dated: March 3, 2009	By:	/s/ WILLIAM T. GILES William T. Giles Chief Financial Officer, Executive Vice President, Information Technology and Store Development

Exhibit Index
99.1	Press release dated March 3, 2009